UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 17, 2004
                                                 ---------------------------


                           TENGTU INTERNATIONAL CORP.
                           --------------------------
               (Exact name of Registrant as specified in charter)

      Delaware                   000-29957                    77-0407366
      ----------------------------------------------------------------------
(State or other jurisdic-       (Commission                 (IRS Employer
 tion of incorporation)         File Number)              Identification No.)


                236 Avenue Road, Toronto, Ontario, Canada M5R 2J4
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  416-963-3999
                                  ------------
              (Registrant's telephone number, including area code)


      (Former name, address and fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      The following information was required to have been filed by the Company in connection with its realization, in November, 2004, that certain of its previously filed financial statements in its annual report on Form 10-K for the fiscal year ended June 30, 2004 could not be relied upon. The Company proceeded to expeditiously restate the affected financial statements at that time and amend the affected filings, but did not file this Current Report on Form 8-K. The report is therefore being filed as of the date hereof.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

      (b)(1) On November 17, 2004, Moore Stephens ("MS"), the Company's independent accountant, advised the Company that the financial statements in its Annual Report on Form 10-K for the fiscal year ended June 30, 2004 needed to be amended.

      (b)(2) Specifically, MS advised that goodwill needed to be written off and that adjustments to the statement of cash flows were also required.

      (b)(3) MS discussed with the Company's officers the above-referenced matters.

      Prior to the filing of the Company's Annual Report on Form 10-K for the fiscal year ended 2004, the Company was aware that all goodwill should be written off as June 30, 2004. Due to extreme time pressures experienced in connection with the preparation of the Form 10-K for filing by the close of business on November 17, 2004 certain last minute changes were not made in the Company's financial statements prior to the filing, including the written off of goodwill. The Company was therefore aware at the time it filed its 10-K that a restatement of the financial statements would be necessary in an amended 10-K filing.

Item 9.01 Exhibits

(c) The following exhibit is filed herewith:

99.1 Letter dated June 1, 2005 from Moore Stephens, P.C. to the Securities and Exchange Commission.

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TENGTU INTERNATIONAL CORP.

June 1, 2005                           By: /s/ John D. Watt
                                       --------------------------------
                                               John D. Watt, President